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                                                                Exhibit 10(m)

                      [THE BANK OF NEW YORK LETTERHEAD]





                                October 26, 1993


Mr. Joseph N. Minadeo
Senior Vice President
Treasurer
McDonald & Co. Securities, Inc.
800 Superior Avenue, Suite 2100
Cleveland, Ohio 33114

Dear Mr. Minadeo:

I wish to confirm to your auditors that The Bank of New York in its sole discretion on an uncommitted basis extends credit in the regular course of business of $75MM on a secured basis and $15MM on an unsecured basis to McDonald & Co. Securities, Inc. from time to time on mutually agreed terms.


                                        Sincerely yours,

                                        Mark T. Lancaster
                                        -----------------------------------
                                        Mark T. Lancaster
                                        Assistant Vice President
                                        Securities Industry
                                        Banking Division



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